EXECUTION VERSION AMENDMENT NO. 10 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF THE PERFORMANCE GUARANTY This AMENDMENT NO. 10 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF THE PERFORMANCE GUARANTY (this “Amendment No. 10”), dated as of January 11, 2018, is by and among VOLT FUNDING CORP. (“Volt Funding”), as borrower (the “Borrower”), the Persons from time to time party hereto as Lenders and LC Participants, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, as an LC Participant, as a Lender and as Administrative Agent, and VOLT INFORMATION SCIENCES, INC. (“Volt”), as initial servicer (in such capacity, the “Servicer”) and, acknowledged and agreed to with respect to Section 10 hereof, as performance guarantor (in such capacity, the “Performance Guarantor”). BACKGROUND WHEREAS, the parties hereto entered into the Receivables Financing Agreement as of July 30, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”); WHEREAS, the Performance Guarantor made the Performance Guaranty, dated as of July 30, 2015 in favor of the Administrative Agent for the benefit of the Secured Parties (as amended, restated, supplemented or otherwise modified through the date hereof, the “Performance Guaranty”); and WHEREAS, the parties hereto wish to amend the Receivables Financing Agreement and the Performance Guarantor wishes to reaffirm the Performance Guaranty pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment No. 10 shall have the meanings assigned to them in the Receivables Financing Agreement. SECTION 2. Amendments to Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Receivables Financing Agreement is hereby amended as follows: (a) Section 1.01 of the Receivables Financing Agreement is hereby amended to add the following definition in the appropriate alphabetical order: “Extended Scheduled Termination Date” means March 2, 2018. (b) The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Receivables Financing Agreement is hereby deleted in its entirety and replaced with the following:

106024947\V-4 2 “Scheduled Termination Date” means January 31, 2018, as such date may be extended from time to time pursuant to Section 2.02(g)(i) or extended pursuant to Section 2.02(g)(ii). (c) Section 2.02(g) of the Receivables Financing Agreement is hereby deleted in its entirety and replaced with the following: (g) (i) Provided that no Event of Default or Unmatured Event of Default has occurred and is continuing, the Borrower may from time to time advise the Administrative Agent, the LC Bank and each Lender in writing of its desire to extend the Scheduled Termination Date for an additional period, provided that such request is made not less than ninety (90) days prior to, the then current Scheduled Termination Date. The Administrative Agent, the LC Bank and each Lender shall notify the Borrower and the Administrative Agent in writing whether or not such Person is agreeable to such extension (it being understood that the Administrative Agent, the LC Bank and any Lender may accept or decline such a request in their sole discretion and on such terms as they may elect) not more than forty-five (45) days after the date which PNC receives such request; provided, however, that if the Administrative Agent, the LC Bank or any Lender fails to so notify the Borrower and the Administrative Agent, the Administrative Agent, the LC Bank or such Lender, as the case may be, shall be deemed to have declined such extension. In the event that the Administrative Agent, the LC Bank and one or more Lenders have so notified the Borrower and the Administrative Agent in writing that they are agreeable to such extension, the Borrower, the Servicer, the Administrative Agent, the LC Bank and the applicable Lenders shall enter into such documents as the Administrative Agent, the LC Bank and the applicable Lenders may deem necessary or appropriate to effect such extension, and all out- of-pocket costs and reasonable expenses incurred by the Administrative Agent, the LC Bank and the applicable Lenders in connection therewith (including Attorney Costs) shall be paid by the Borrower. In the event any Lender declines such request to extend the Scheduled Termination Date or is deemed to have declined such extension, such Lender shall be an “Exiting Lender” for all purposes of this Agreement. (ii) Notwithstanding Section 2.02(g)(i) of this Agreement, solely in connection with the proposed termination of this Agreement as discussed among the parties on or about January 2018, the Borrower may extend the Scheduled Termination Date to the Extended Scheduled Termination Date by so notifying the Administrative Agent, the LC Bank and each Lender in writing; provided that the following conditions are satisfied: (A) such written notice from the Borrower is delivered to the Administrative Agent, the LC Bank and each Lender by no later than January 30, 2018; and (B) as of the date of such written notice, (x) no Event of Default or Unmatured Event of Default, as set forth in Section 10.01 of this Agreement, shall have occurred and be continuing and (y) the representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and

106024947\V-4 3 7.02 of this Agreement, as applicable, are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as though made on and as of the date of such written notice unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date. For the avoidance of doubt, in the event any of the conditions set forth in the immediately preceding sentence is not satisfied, the Scheduled Termination Date shall mean January 31, 2018 and the parties shall enter into such documents as the Administrative Agent, the LC Bank and the applicable Lenders may deem necessary or appropriate to effect the termination of this Agreement. (d) Section 8.04(b) of the Receivables Financing Agreement is hereby deleted in its entirety and replaced with the following: (b) Consolidated EBIT. For the fiscal quarter period as set forth in Schedule IV, the Parent and its Subsidiaries on a consolidated basis shall comply with the requirements of the Consolidated EBIT Level set forth in Schedule IV. (e) Schedule IV to the Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto. SECTION 3. Conditions Precedent. The effectiveness of this Amendment No. 10 is subject to the satisfaction of all of the following conditions precedent: (a) The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment No. 10 and (ii) the Amendment Fee Letter, dated as of the date hereof, by and among PNC as the Administrative Agent, a Lender, the LC Bank, and an LC Participant, PNC Capital Markets LLC and the Borrower (collectively, the “Amendment No. 10 Documents”). (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof. (c) The Administrative Agent shall have received all fees and other amounts due and payable to it under the Receivables Financing Agreement and in connection with the Amendment No. 10 Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out- of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice. (d) No Event of Default or Unmatured Event of Default, as set forth in Section 10.01 of the Receivables Financing Agreement, shall have occurred and be continuing.

106024947\V-4 4 (e) The representations and warranties of the Borrower and the Servicer contained in Sections 7.01 and 7.02 of the Receivables Financing Agreement, as applicable, are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of the date hereof as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date. (f) The Termination Date has not occurred. SECTION 4. Amendment. The Borrower, PNC as the LC Bank, an LC Participant, a Lender, and the Administrative Agent, and the Servicer, hereby agree that the provisions and effectiveness of this Amendment No. 10 shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment No. 10 and any prior amendments, the Receivables Financing Agreement remains unchanged and in full force and effect and is the valid and legally binding obligation of each of the Borrower and the Servicer in accordance with its terms. This Amendment No. 10 is a Transaction Document. SECTION 5. Counterparts. This Amendment No. 10 may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 6. Captions. The headings of the Sections of this Amendment No. 10 are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment No. 10. SECTION 7. Successors and permitted assigns. The terms of this Amendment No. 10 shall be binding upon, and shall inure to the benefit of the Borrower, PNC as the LC Bank, an LC Participant, a Lender, and the Administrative Agent, and the Servicer, and their respective successors and permitted assigns. SECTION 8. Severability. Any provision of this Amendment No. 10 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 9. Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment No. 10 by reference as if such provisions were set forth herein. SECTION 10. Reaffirmation of Performance Guaranty. After giving effect to this Amendment No. 10 and the remaining Amendment No. 10 Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor

106024947\V-4 5 hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Amendment 10 to RFA (PNC/Volt) S-1 IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 10 by their duly authorized officers as of the date first above written.

Amendment 10 to RFA (PNC/Volt) S-2